Other Income, Net - Schedule of Summary of Other Income, Net (Details) - USD ($) $ in Thousands		3 Months Ended
		Mar. 31, 2026	Mar. 31, 2025
Other Income and Expenses [Abstract]
Foreign exchange gain		$ 3,851	$ 14
Fair value loss on contingent consideration		(805)	0
Gain / (loss) on derivative instruments	[1]	1,227	(851)
Fair value gain on warrant liability	[2]	0	566
Other	[3]	21	1,094
Other income, net		$ 4,294	$ 823

[1]	In the three months ended March 31, 2025 the Company entered into additional derivative financial instrument arrangements to mitigate interest risk on its variable-rate debt (See Note 8).
[2]	The Warrants represent the right to purchase one share of the Company's common shares at a price of $138.00 per share. The Warrants became exercisable on August 21, 2021 and expired in March 2026 on the fifth anniversary of the Transaction. The Company accounted for the warrants as derivative liabilities. The warrants were initially recorded at fair value based on the public warrants listed trading price and subsequently remeasured at the balance sheet date with the changes in fair value recognized in the unaudited condensed consolidated statements of comprehensive loss. As of December 31, 2025 the fair value of the warrant liability was immaterial.
[3]	For the three months ended March 31, 2026 and 2025 this mainly relates to banking fees and interest income earned on cash and cash equivalents. The prior period also includes income received from a relocation grant.